EXHIBIT 32

CERTIFICATION
OF
THE CHIEF EXECUTIVE OFFICER
AND
THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Terry Phillips, President and Chief Executive Officer of United Security Bancshares, Inc., and Robert Steen, Assistant Vice President, Assistant Treasurer and Principal Financial Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of United Security Bancshares, Inc. for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

                                    /s/ R. Terry Phillips
                                    R. Terry Phillips
                                    President and Chief
                                    Executive Officer
                                    August 5, 2004

                                    /s/ Robert Steen
                                    Robert Steen
                                    Assistant Vice President,
                                    Assistant Treasurer
                                    and Principal Financial
                                    Officer
                                    August 5, 2004